                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant      |X|
Filed by a Party other than the Registrant       |_|

Check the appropriate box:
|_|        Preliminary Proxy Statement              |_|   Confidential, for Use
                                                          of the Commission Only
                                                          (as permitted by Rule
                                                          14a-6(e)(2))
|X|        Definitive Proxy Statement
|_|        Definitive Additional Materials
|_|        Soliciting Material Pursuant toss.240.14a-11(c) or ss.240.14a-12

                              CENTER BANCORP, INC.
                              --------------------
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)      Amount Previously Paid:

      (2)      Form, Schedule or Registration Statement No.:

      (3)      Filing Party:

      (4)      Date Filed:

                              CENTER BANCORP, INC.

                             Corporate Headquarters
                               2455 Morris Avenue
                             Union, New Jersey 07083
                                 (908) 688-9500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 2003

To Our Shareholders:

     The  Annual  Meeting  of  Shareholders   of  Center   Bancorp,   Inc.  (the
"Corporation") will be held at the Suburban Golf Club, 1730 Morris Avenue, Union, New Jersey on April 15, 2003, at 10:00 a.m., for the following purposes:

     1. To elect four Class 2 directors, whose three year terms will expire in 2006.

     2. To transact such other business as may properly come before the Annual Meeting.

     Only shareholders of record of the Corporation at the close of business on February 28, 2003 shall be entitled to notice of and to vote at the Annual Meeting. Each share of the Corporation's Common Stock is entitled to one vote.

     Please complete, sign, date and return the accompanying proxy in the enclosed postage paid envelope at your earliest convenience.

     You are cordially invited to attend the Meeting.

                                             By Order of the Board of Directors


                                             John J. Davis
                                             President and
                                             Chief Executive Officer

Dated:  March 14, 2003

                              CENTER BANCORP, INC.
                   2455 Morris Avenue, Union, New Jersey 07083

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Center Bancorp, Inc. (the "Corporation") of proxies to be used at the annual meeting of the shareholders of the Corporation to be held at the Suburban Golf Club, 1730 Morris Avenue, Union, New Jersey at 10:00 a.m. on April 15, 2003, and any adjournments thereof (the "Annual Meeting"). Copies of this Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about March 14, 2003.

     Only shareholders of record at the close of business on February 28, 2003 (the "Record Date") will be entitled to receive notice of and to vote at the Annual Meeting. Each share is entitled to one vote on each matter to be voted on at the Annual Meeting. On the Record Date, there were 4,224,822 shares of common stock, no par value (the "Common Stock"), outstanding.

     In a Schedule 13G filing made on February 6, 2003 by The Trust Company of New Jersey, 35 Journal Square, Jersey City, New Jersey 07302 (the "Trust Company"), the Trust Company stated that it beneficially owns 301,762 shares of Common Stock (7.2% of the shares outstanding as of the Record Date). The Corporation is not aware of any other person or entity that owned of record or beneficially more than five percent of the outstanding Common Stock as of the Record Date. In its Schedule 13G filing, the Trust Company stated, among other things, that it acquired such shares "in the ordinary course of business" and that such shares were "not acquired for the purpose of...changing or influencing the control" of the Corporation.

     Any shareholder who executes the proxy referred to in this Proxy Statement may revoke such proxy at any time before it is exercised, but revocation is not effective unless a later dated signed proxy is submitted to the Corporation prior to the Annual Meeting, written notice of revocation is filed with the Secretary of the Corporation either prior to the Annual Meeting or while the Annual Meeting is in progress but prior to the voting of such proxy or the shares subject to such proxy are voted by written ballot at the Annual Meeting.

     All proxies properly executed and not revoked will be voted as specified. If a proxy is signed but no specification is given, the proxy will be voted in favor of the Board's nominees for election to the Board.

     The cost of soliciting proxies shall be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, officers and employees of the Corporation and/or its subsidiary may solicit proxies by telephone, telegraph or personal interview, with nominal expense to the Corporation. The Corporation will also pay the standard charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy soliciting material to the beneficial owners of shares.

     The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. The election of directors will require the affirmative vote of a plurality of the Common Stock represented and entitled to vote at the Annual Meeting. Any other matters submitted to shareholders at the Annual Meeting will require the affirmative vote of a majority of the votes cast at the Annual Meeting by shareholders represented and entitled to vote at the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast "for" or "against" will be counted. Abstentions and broker non-votes will be counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

                              Election of Directors

     The By-Laws provide that the Board of Directors shall consist of not less than five nor more than twenty-five members, the exact number to be fixed and determined from time to time by resolution of the full Board of Directors or by resolution of the shareholders at any annual or special meeting. The Board of Directors has set the number of Directors to be twelve. The Corporation's Certificate of Incorporation provides that the Directors shall be divided into three classes, as nearly equal in number as possible, with each class elected on a staggered term basis, normally for a period of three years. Shorter terms are permitted when necessary in order to equalize the size of the classes. At the upcoming Annual Meeting, four directors in Class 2 will be elected for a three year term. The terms of the remaining directors in Class 1 and Class 3 will continue until 2004 and 2005, respectively.

     It is intended that the proxies solicited hereunder will be voted FOR (unless otherwise directed) the election of Hugo Barth, III, Alexander A. Bol, Eugene V. Malinowski and William A. Thompson for three year terms. The Corporation does not contemplate that any nominee will be unable to serve as a director for any reason. Each nominee has agreed to serve if elected. However, in the event that one or more of the nominees should be unable to stand for election, discretionary authority is reserved to cast votes for the election of a substitute or substitutes selected by the Board of Directors and all proxies eligible to be voted for the Board's nominees will be voted for such other person or persons. Each of the nominees is currently a member of the Board of Directors of the Corporation and its subsidiary, Union Center National Bank (the "Bank").

     With the exception of Messrs. Kennedy and Malinowski and Ms. Curtis, each of the members of the Board of Directors of the Corporation (collectively, the "Directors") has served in his or her current occupation for at least the past five years. James J. Kennedy has served in his current position as Managing Partner of KV1 Asset Management, L.L.C. (a hedge fund management company) since 1998. From 1990 through 1997, he served as Trading Manager and Senior Managing Director of Fuji Capital Markets Corporation (an international derivative trading company and a subsidiary of Fuji Bank, Ltd.). Eugene V. Malinowski has served in his current position as a certified public accountant consultant since 2001. He served as the Fund Financial Business Manager for St. Barnabas Health Care Systems from 1999 to 2001 and as Senior Vice President and Chief Financial Officer of the former First Savings Bank of New Jersey from 1996 to 1999. Ms. Curtis has served as the Regional Vice President of the Eastern Division of the American Cancer Society since September 2002. From June 1999 until September 2002, she served as the Regional Director of the American Cancer Society. From

1982 through 1999, Ms. Curtis was the Executive Director of the Union County (N.J.) branch of the American Cancer Society. The Directors, as of February 1, 2003, according to information supplied by them, owned beneficially, directly or indirectly, the number of shares of Common Stock set forth opposite their respective names below. The Directors have served continuously as such since the dates when they first became Directors as set forth herein. The date appearing in parentheses opposite each director's name in the "Director Since" column below represents the year in which such Director became a director of the Bank. Each Director presently serves as a Director of the Bank.

CLASS 2 - The following table sets forth certain information with respect to each Director in Class 2 (each of whom has been nominated for a three year term).

                                                                        Number of
                                                                        Shares of
                                                                        Common Stock
                                                                        Held
                                                                        Beneficially        Percent of
                                                      Director          Directly and        Outstanding
Name                  Occupation               Age    Since             Indirectly          Shares

Hugo Barth, III       Partner,   Haeberle   &  60     1982                 44,951(a)             1.07
                      Barth (Funeral Director)       (1977)


Alexander A. Bol      Owner, Alexander         55     1994                 25,659(b)              .61
                      A. Bol A.I.A.                  (1994)
                      (Architectural Firm);
                      Chairman  of the  Board
                      of the  Corporation and
                      the Bank (2001-Present)

Eugene V. Malinowski  CPA consultant           63     2002                     2,000(c)           .05
                                                     (2002)

William A. Thompson   Vice President,          45     1994                 23,326(d)              .55
                      Thompson & Co.                 (1994)
                      (Auto Parts Distributor)

(a)  Direct--------------28,377
     Indirect------------16,574 (wife and jointly with wife)

(b)  Direct--------------25,659

(c)  Direct---------------2,000

(d)  Direct---------------20,661
     Indirect--------------2,665 (wife)

CLASS - 1 The following table sets forth certain information with respect to each Director in Class 1 (each member of Class 1 has a term that will continue until 2004).

                                                                         Number of
                                                                         Shares of
                                                                         Common Stock
                                                                         Held
                                                                         Beneficially        Percent of
                                                             Director    Directly and        Outstanding
Name                  Occupation                   Age       Since       Indirectly          Shares

John J. Davis         President     and     Chief  60        1982             80,304(a)          1.91
                      Executive  Officer  of  the            (1982)
                      Corporation and the Bank

Brenda Curtis         Regional Vice President,     61        1995             20,525(b)           .49
                      American Cancer Society,               (1995)
                      Eastern Division

Donald G. Kein        Partner,  Kein, Pollatschek  65        1982             71,669(c)          1.70
                      & Greenstein (Attorneys)               (1970)

Norman F. Schroeder   President & CEO              37        2000             30,963(d)           .74
                      NFS Associates, Inc.                   (2000)
                      (construction services)


(a)  Direct--------------80,021
     Indirect---------------283 (jointly with wife)

(b)  Direct--------------20,525

(c)  Direct--------------63,894
     Indirect-------------7,775 (wife and children)

(d)  Direct---------------15,833
     Indirect------------ 15,130 (as trustee)

CLASS - 3 The following table sets forth certain information with respect to the Directors in Class 3 (each member of Class 3 has a term that will continue until 2005).

                                                                        Number of
                                                                        Shares of
                                                                        Common Stock
                                                                        Held
                                                                        Beneficially          Percent of
                                                        Director        Directly and          Outstanding
Name                  Occupation                 Age    Since           Indirectly            Shares

Robert L. Bischoff    President                  63     1992                  26,699(a)            .63
                      Beer Import Co.                   (1992)

Paul Lomakin, Jr.     President                  76     1982                  78,631(b)           1.87
                      Winthop Dev.                      (1977)
                      (Builder)

Herbert Schiller      President                  67     1990                  26,700(c)            .63
                      Foremost Mfg. Co.                 (1990)
                      (Manufacturer)

James J. Kennedy      Managing Partner           47     2000                  9,774(d)             .23
                      KV-1 Asset                        (2000)
                      Management, LLC


(a)  Direct---------25,842
     Indirect-----------857 (wife)

(b)  Direct--------38,463
     Indirect------40,168 (wife)

(c)  Direct--------26,700

(d)  Direct----------9,774


     The shares set forth in the table above include the following number of shares subject to options exercisable by April 1, 2003: Mr. Barth, 0 shares; Mr. Bischoff, 4,669 shares; Mr. Bol, 9,926 shares; Ms. Curtis, 16,357 shares; Mr. Davis, 0 shares; Mr. Kein, 6,494 shares; Mr. Lomakin, 1,204 shares; Mr. Schiller, 13,029 shares; Mr. Thompson, 12,726 shares.; Mr. Kennedy, 5,743 shares; Mr. Schroeder, 5,743 shares; and Mr. Malinowski, 0 shares.

     Anthony C. Weagley, the Corporation's Chief Financial Officer, beneficially owned 5,065 shares of Common Stock as of February 1, 2003, including 1,109 shares subject to options exercisable by April 1, 2003. Donald Bennetti, a Vice President of the Corporation, beneficially owned 1,845 shares of Common Stock as of February 1, 2003, including 0 shares subject to options exercisable by April 1, 2003. William E. Arnold, a Vice President of the Corporation, beneficially owned 1,873 shares of Common Stock as of February 1, 2003, including 0 shares subject to options exercisable by April 1, 2003. Lori A. Wunder, a Vice President of the Corporation, beneficially owned 3,278 shares of Common Stock as of February 1, 2003, including 2,080 shares subject to options exercisable by April 1, 2003. As of February 1, 2003, the total number of shares of Common Stock directly and beneficially owned by all Directors and executive officers of the Corporation (19 persons) amounted to 463,686 shares or 11.01% of the common shares outstanding. In addition, as of February 1, 2003, the total number of shares of Common Stock directly and beneficially owned by officers of the Bank (and not the Corporation) amounted to 19,989 shares or .47% of the common shares outstanding.

     There are no fees paid to any Director of the Corporation for any meeting of the Board of Directors or its committees or committee meetings of the Bank's Board of Directors. All directors of the Bank who are not officers of the Bank receive a $7,000 annual retainer and $900 for each meeting of the Board of Directors of the Bank attended. For information regarding grants of stock options to the Corporation's outside directors, see "Stock Option Plans - 1993 Outside Director Stock Option Plan".

     Effective July 1, 1998, the Board of Directors adopted the Union Center National Bank Directors' Retirement Plan (the "Directors' Retirement Plan"). Under the Directors' Retirement Plan, each non-employee director of the Board who completes at least 15 years of service as a member of the Board (including service on the Board prior to July 1, 1998), and who retires from the Board on or after May 1, 2000 and after having attained age 70, will be paid an annual retirement benefit of $8,500, payable monthly, commencing on his or her date of retirement and continuing for 180 payments. In the event that a director dies before receiving his or her entire benefit, the balance of such benefit will continue to be paid to the director's surviving spouse until the earlier of such spouse's death or the payment of all 180 such monthly installments. The Directors' Retirement Plan is unfunded; that is, all benefits due thereunder are payable from the Bank's general assets. The Bank may, however, establish a trust or similar arrangement for the purpose of accumulating the amounts needed to provide such benefits.

     There is no family relationship, by blood, marriage or adoption, between any of the foregoing Directors and any other officer, director or employee of the Corporation or the Bank.

     The Corporation has no standing nominating committee or compensation committee of the Board of Directors. Matters within the jurisdiction of these committees are considered by the entire Board of Directors of the Corporation. The Board's Audit Committee consists of Mr. Bischoff, (Chairman), and Messrs. Kennedy, Malinowski and Schiller The Audit Committee has responsibility for monitoring the Corporation's financial reporting systems, reviewing the Corporation's financial statements and supervising the relationship between the Corporation and its independent accountants. During 2002, the Audit Committee met five times and the Board of Directors met 14 times. All directors attended more than 75% of the Board and committee meetings that they were required to attend.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table sets forth, for the years ended December 31, 2000, 2001 and 2002, the annual and long-term compensation of the Corporation's Chief Executive Officer and the four other most highly compensated executive officers of the Corporation during 2002 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         Long Term
                                                                                        Compensation
                                                                                        ------------

                                               Annual Compensation                Restricted    Securities
                                               -------------------
Name and                                                                          Stock        Underlying     Other (F)
                                                                                                              ---------
Principal Position            Year       Salary       Bonus(A)         Other (B) Awards($)   Options/SARs(#)
------------------            ----       ------       --------         --------- ---------   ---------------

John J. Davis,               2002       $ 322,242     $135,000         25,031     93,400(C)        --         9,000
President and Chief          2001         296,657       83,700         22,981     92,500(D)        --         8,370
Executive Officer            2000         280,906       79,500         19,877        --            --         7,900
of the Corporation
and the Bank

Anthony C. Weagley           2002         134,026       25,000         11,487     23,350(E)        2,000        495
Vice President and           2001         123,728       23,400         10,770        --            --         1,755
Treasurer of the Corporation 2000         116,678       22,050          9,867        --            --         3,307
and Sr. Vice President and
Cashier of the Bank

Donald Bennetti              2002         113,984       15,800         13,982     23,350(E)        2,000        789
Vice President of the        2001         113,513       15,800         13,227        --            --           --
Corporation and Senior       2000         108,113       12,500         11,378        --            --           --
Vice President of the Bank

William E. Arnold            2002         112,887       20,000         12,626     23,350(E)        2,000      3,150
Vice President of the        2001         101,787       19,100         10,224        --            --         2,146
Corporation and Senior       2000          74,436       18,000          7,464        --            --           --
Vice President of the Bank

Lori A. Wunder               2002         109,001       20,300         11,688     23,350(E)        2,000      1,017
Vice President of the        2001         101,835       19,000         10,942        --            --           954
Corporation and              2000          83,588       15,600          9,742        --            --           780
Senior Vice
President of the Bank
------------------------------

     (A) Represents amounts payable under the Achievement Incentive Plan (the "AIP").

     (B) For Mr. Davis, represents the cost to the Corporation of supplying an automobile to Mr. Davis ($18,970 in 2002, $17,473 in 2001and $14,874 in
     2000) and payments made on Mr. Davis' behalf with respect to his personal use of a country club membership. For Mr. Weagley, includes the cost to the Corporation of supplying an automobile to Mr. Weagley ($11,177 in 2002, $10,511 in 2001and $9,617 in 2000). For Mr. Bennetti, includes the cost to the Corporation of supplying an automobile to Mr. Bennetti ($12,686 in 2002, $11,932 in 2001 and $11,378 in 2000). For Mr. Arnold, includes the cost to the Corporation of supplying an automobile to Mr. Arnold ($11,077 in 2002, $10,224 in 2001 and $7,464 in 2000). For Mrs. Wunder, includes the cost to the Corporation of supplying an automobile to Mrs. Wunder ($11,449 in 2002, $10,687 in 2001and $9,743 in 2000).

     (C) Represents the number of shares subject to award multiplied by the average of the high bid price and the low asked price on December 2, 2002 (date of grant). On December 31, 2002, all such shares were restricted and had an aggregate market price of $94,400. Mr. Davis' restricted shares vested on January 16, 2003 and were eligible for dividends in the same manner as the Common Stock. In connection with the grant of these restricted shares, the Corporation agreed to pay a cash gross-up amount (subsequently determined to be $88,825 for Mr. Davis, which sum is not included in the amounts set forth above) designed to offset the income tax effect of receiving these restricted shares and this cash amount.

     (D) Represents the number of shares subject to award multiplied by the average of the high bid price and the low asked price on December 7, 2001 (date of grant). On December 31, 2001, all such shares were restricted and had an aggregate market price of $94,875. Mr. Davis' restricted shares vested on January 16, 2002 and were eligible for dividends in the same manner as the Common Stock. In connection with the grant of restricted shares, Mr. Davis received in 2002 a cash award (included in Mr. Davis' 2002 bonus) of $45,000 to defray a portion of the tax expenses incurred by Mr. Davis in connection with the grant of the restricted shares.

     (E) Represents the number of shares subject to awards made to each of Anthony Weagley, Donald Bennetti, William Arnold and Lori Wunder multiplied by the average of the high bid price and the low asked price on December 2, 2002 (date of grant). On December 31, 2002, all such shares were restricted and, for each such awardee, had an aggregate market price of $23,600. These awardees' restricted shares vested on January 16, 2003 and were eligible for dividends in the same manner as the Common Stock. In connection with the grant of these restricted shares, the Corporation agreed to pay a cash gross-up amount (subsequently determined to be $24,526 for Mr. Weagley, $23,217 for Mr. Bennetti, $24,546 for Mr. Arnold and $24,560 for Ms. Wunder, which sums are not included in the amounts set forth above) designed to offset the income tax effect of receiving these restricted shares and this cash amount.

     (F) Represents contributions made to the Corporation's 401(k) plan on behalf the Named Officers, representing 50% of their contributions up to 6% of gross compensation.

Stock Options

1999 Employee Stock Incentive Plan

     The 1999 Employee Stock Incentive Plan was adopted in order to attract and retain qualified officers and employees to the Corporation. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1999 Employee Stock Incentive Plan, which is included as an exhibit to the Corporation's reports filed with the SEC.

     The 1999 Employee Stock Incentive Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), non-qualified stock options and restricted stock awards to employees of the Corporation.

     The Corporation has 197,348 shares of Common Stock initially authorized for issuance under the 1999 Employee Stock Incentive Plan (as adjusted for stock splits and stock dividends) and 130,755 shares remain available as of January 15, 2003. All of the Corporation's 197 employees are eligible to participate in the 1999 Employee Stock Incentive Plan. Future grants under the 1999 Employee Stock Incentive Plan have not yet been determined. No option will vest more than ten years from the date of grant and no option may be granted after April 13, 2009.

1993 Employee Stock Option Plan

     The 1993 Employee Stock Option Plan was adopted in order to attract and retain qualified officers and employees to the Corporation. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1993 Employee Stock Option Plan, which is included as an exhibit to the Corporation's reports filed with the SEC.

     The 1993 Employee Stock Option Plan authorizes the granting of incentive stock options and non-qualified stock options to employees of the Corporation, including officers. No options may be granted under the 1993 Employee Stock Option Plan after November 17, 2003.

     The Corporation initially had 287,163 shares of Common Stock authorized for issuance under the 1993 Employee Stock Option Plan (as adjusted for stock splits and stock dividends) and 261,319 shares remain available as of January 15, 2003. All of the Corporation's 197 employees are eligible to participate in the 1993 Employee Stock Option Plan. No option will vest more than ten years from the date of grant.

1993 Outside Director Stock Option Plan

     The 1993 Outside Director Stock Option Plan was adopted in order to attract and retain qualified directors to the Corporation. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1993 Outside Director Stock Option Plan, which is included as an exhibit to the Corporation's reports filed with the SEC.

     Pursuant to the 1993 Outside Director Stock Option Plan, directors Hugo Barth, Robert L. Bischoff, Alexander A. Bol, Brenda Curtis, Donald G. Kein, James J. Kennedy, Paul Lomakin, Jr., Herbert Schiller, Norman F. Schroeder and William A. Thompson have received a one-time stock option covering 17,229 shares of Common Stock (as adjusted for stock splits and stock dividends). These options become exercisable in three installments, commencing one year after the date of grant, at a per share exercise price equal to the fair market value of one share of Common Stock on the date of grant. Such options may not be exercised more than ten years after their date of grant.

     The Corporation initially had 258,447 shares of Common Stock authorized for issuance under the 1993 Outside Director Stock Option Plan (as adjusted for stock splits and stock dividends) and 51,670 shares remain available as of January 15, 2003. At present all directors other than John J. Davis are eligible to participate in the 1993 Outside Director Stock Option Plan. No options may be granted under the 1993 Outside Director Plan after November 17, 2003.

Statistical Information

     The following table contains information regarding the grant of stock options to the Named Officers during the year ended December 31, 2002. In addition, in accordance with rules adopted by the Securities and Exchange Commission (the "SEC"), the following table sets forth the hypothetical gains or "options spreads" that would exist for the respective options assuming rates of annual compound price appreciation in the Corporation's Common Stock of 5% and 10% from the date the options were granted to their final expiration date.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                           Individual Grants
                                                           -----------------
                              Number of         Percent of                                Potential Realizable Value
                            Common Shares      Total Options                              at Assumed Annual Rates of
                              Underlying        Granted to       Exercise                 Stock Price Appreciation
                               Options          Employees         Price       Expiration       for Option Term
                              Granted(A)       in Fiscal 2002   Per Share       Date          5%           10%
                              ----------       --------------   ---------       ----          --           ---
Name

John J. Davis..............         0            --              --             --            --            --

Anthony C. Weagley.........     2,000            14.2           $20.76       6/20/2012      $26,158        $66,017

Donald Bennetti............     2,000            14.2           $20.76       6/20/2012      $26,158        $66,017

William E. Arnold..........     2,000            14.2           $20.76       6/20/2012      $26,158        $66,017

Lori A. Wunder.............     2,000            14.2           $20.76       6/20/2012      $26,158        $66,017


(A) The stock options granted to the Named Officers were granted under the Corporation's 1999 Employee Stock Incentive Plan. Such options will vest over a three year period, subject to earlier vesting in the event of certain changes of control.

     The following table provides data regarding the options exercised by the Named Officers during 2002 (reflecting the number of shares acquired and the difference between the value of the shares on the exercise date and the option exercise price) and the number of shares covered by both exercisable and non-exercisable stock options held by the Named Officers at December 31, 2002. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of the Named Officers' options and $22.82, the average trading price for the Common Stock on December 31, 2002.

               AGGREGATE OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTIONS/SAR VALUES

                                                                               Number of
                                                                              securities              Value of
                                                                              underlying           unexercised in
                                                                              unexercised             the money
                                                                             options/SARs           options/SARs
                                                                            at fiscal year         at fiscal year
                                                                                  end                    end
                                                                                  (#)                    ($)

                                 Shares
                               Acquired on               Value               Exercisable/           Exercisable/
          Name                 Exercise(#)            Realized ($)           Unexercisable          Unexercisable

John J. Davis                     7,606                  43,122                     0/ 3,762          0/  35,893
Anthony C. Weagley                7,962                  55,629                 1,109/ 3,110     10,581/  16,271
Donald Bennetti                   1,674                  11,619                     0/ 3,015          0/  15,364
William E. Arnold                   0                      0                        0/ 2,000          0/   5,680
Lori A. Wunder                      0                      0                    2,080/ 2,694     19,845/  12,301


     The following table gives information about the Corporation's Common Stock that may be issued upon the exercise of options, warrants and rights under the Corporation's 1999 Stock Incentive Plan, 1993 Employee Stock Option Plan and 1993 Outside Director Stock Option Plan, as of December 31, 2002. These plans were the Corporation's only equity compensation plans in existence as of December 31, 2002.


                                                                                                    (c)
                                                                                           Number Of Securities
                                                                                          Remaining Available For
                                         (a)                    (b)                    Future Issuance Under Equity
                             Number Of Securities To Be    Weighted-Average Exercise        Compensation Plans
                               Issued Upon Exercise Of       Price Of Outstanding          (Excluding Securities
                                Outstanding Options,            Options,                        Reflected In
       Plan Category             Warrants and Rights         Warrants and Rights                Column (a)
       -------------             -------------------         -------------------           -------------------
Equity  Compensation  Plans
Approved                 by            137,134                       $9.963                        443,744
Shareholders............                                             $20.76


Equity  Compensation  Plans
Not       Approved       by             --                           --                             --
Shareholders........


Total..................                137,134                       $9.963                       443,744
                                                                     $20.76



Pension Plan

     The Bank maintains a defined benefit pension plan (the "Pension Plan") for the benefit of its eligible employees. Monthly normal retirement benefits are computed at the rate of 44% of final average earnings, reduced proportionately for the participant's credited benefit years less than 25. "Final average earnings" is the average monthly W-2 compensation which is paid to participants by the Bank during the last 60 calendar months of their credited benefit service (essentially equivalent to "Salary" in the Summary Compensation Table set forth above). The benefits shown are not subject to deduction for Social Security or other offset amounts.

     The following table sets forth the annual benefits which an eligible employee would receive under the Pension Plan upon retirement at age 65 based on the indicated assumptions as to average annual earnings and years of service. The table also reflects benefits under the Corporation's Supplemental Executive Retirement Plans, which became effective on January 1, 1995. The amounts shown reflect a 10 year certain and life annuity benefit rather than the joint and 50% survivor annuity benefit required by the Employee Retirement Income Security Act of 1974 as the normal form of benefit for a married employee. The number of benefit years for Mr. Davis is 25, the number of benefit years for Mr. Weagley is 17, the number of benefit years for Mr. Bennetti is 12, the number of benefit years for Mr. Arnold is 3 and the number of benefit years for Ms. Wunder is 12.


         Average Annual            10 Benefit Years   15 Benefit Years      20 Benefit Years      25 Benefit Years
    Earnings for 60 Consecutive
       Months to Retirement

            $ 40,000                   $ 7,040            $10,560               $14,080                $17,600
              60,000                    10,560             15,840                21,120                 26,400
              80,000                    14,080             21,120                28,160                 35,200
             100,000                    17,600             26,400                35,200                 44,000
             120,000                    21,120             31,680                42,240                 52,800
             140,000                    24,640             36,690                49,280                 61,600
             160,000                    28,160             42,240                56,320                 70,400
             180,000                    31,680             47,520                63,360                 79,200
            200,000*                    35,200             52,800                70,400                 88,000

*  Maximum

Other Benefit Plans

     During 1994, the Corporation implemented two Supplemental Executive Retirement Plans ("SERPS"). The SERPS, as well as a trust arrangement entered into during 1997, are described below under the caption "Board Report on Executive Compensation."

Employment Agreements

     John J. Davis entered into an employment agreement with the Corporation and the Bank, dated as of August 1, 1992. Effective September 1, 1995, the employment agreement was amended and restated in its entirety. As amended, the employment agreement provides for Mr. Davis' employment as President and Chief Executive Officer of the Corporation and the Bank for an initial term that was completed in 2000, subject to renewal provisions that, in effect, assure Mr. Davis of at least three years' notice of termination in the absence of a "Change in Control Event" (as defined) and five years' notice of termination in connection with a Change in Control Event. Mr. Davis' salary rate currently is $330,000 per annum. In subsequent years, Mr. Davis is to receive his salary for the immediately preceding 12 month period plus such salary increment as shall be determined by the Executive Compensation Committee of the Bank's Board of Directors, with reference to the Bank's salary guide. The employment agreement also provides that Mr. Davis will receive benefits and perquisites appropriate to his position.

     Mr. Davis has the right under the employment agreement to resign with "Good Reason," which is defined in the agreement to include certain Change in Control Events which, in turn, are defined as the acquisition by a third party of a majority of the voting stock or substantially all of the assets of the Corporation or the Bank or a change in the composition of the Board of Directors such that a majority of the members of the Board as of the date of the agreement no longer serve on the Board. Upon termination for Good Reason, the employment agreement provides that Mr. Davis will be entitled to receive a severance allowance equal to his regular compensation for the duration of the term of the agreement, an amount equal to the largest bonus received by Mr. Davis under the AIP, multiplied by the number of years remaining in the term of his employment agreement, benefits comparable to the benefits that Mr. Davis would have received under certain benefit plans maintained by the Corporation and the Bank and acceleration of all unvested stock options. Mr. Davis would be entitled to comparable benefits if the Bank and the Corporation were to terminate his employment without cause.

     Anthony C. Weagley, Donald Bennetti, William E. Arnold and Lori A. Wunder have each entered into employment agreements with the Corporation and the Bank. Mr. Weagley's agreement provides for his employment as Senior Vice President and Cashier of the Bank and Vice President and Treasurer of the Corporation for an initial term that was completed on December 31, 1998, subject to renewal provisions that, in effect, assure Mr. Weagley of at least two years' notice of termination in the absence of a Change in Control Event and three years' notice of termination in connection with a Change in Control Event. Mr. Bennetti's agreement provides for his employment as a Senior Vice President of the Bank and Vice President of the Corporation for an initial term that was completed on December 31, 1998, subject to renewal provisions that, in effect, assure Mr. Bennetti of at least two years' notice of termination in the absence of a Change in Control Event and three years' notice of termination in connection with a Change in Control Event. Mr. Arnold's agreement provides for his employment as a Senior Vice President of the Bank and Vice President of the Corporation for an initial term that will be completed on December 31, 2004, subject to renewal provisions that, in effect, assure Mr. Arnold of at least two years' notice of termination in the absence of a Change in Control Event and three years' notice of termination in connection with a Change in Control Event. Ms. Wunder's agreement provides for her employment as a Senior Vice President of the Bank and Vice President of the Corporation for an initial term that was completed on December 31, 2001, subject to renewal provisions that, in effect, assure Ms. Wunder of at least two years' notice of termination in the absence of a Change in Control Event and three years' notice of termination in connection with a Change in Control Event. Mr. Weagley's salary rate currently is $150,000 per annum, Mr. Bennetti's salary rate currently is $107,500 per annum, Mr. Arnold's salary rate currently is $125,000 per annum and Ms. Wunder's salary rate currently is $108,800 per annum. In subsequent years, Mr. Weagley, Mr. Bennetti, Mr. Arnold and Ms. Wunder are to receive their salary for the immediately preceding 12 month period plus such salary increment as shall be determined by the Executive Compensation Committee of the Bank's Board of Directors, with reference to the Bank's salary guide. The employment agreements also provide that such officers will receive certain benefits and perquisites appropriate to their positions.

     Mr. Weagley, Mr. Bennetti, Mr. Arnold and Ms. Wunder have the right under their employment agreements to resign with "Good Reason", which is defined in a manner similar to the definition in Mr. Davis' contract. Upon termination for Good Reason, the employment agreements provide that these officers will be entitled to receive a severance allowance equal to their regular compensation for the duration of the term of the agreement, an amount equal to the largest bonus received by them under the AIP, multiplied by the number of years remaining in the term of their employment agreements, benefits comparable to the benefits that they would have received under certain benefit plans maintained by the Corporation and the Bank and acceleration of all unvested stock options. Mr. Weagley, Mr. Bennetti, Mr. Arnold and Ms. Wunder would be entitled to comparable benefits if the Bank and the Corporation were to terminate their employment without cause.

     The employment agreements for the Named Officers contain "gross up" provisions which provide for additional compensation in the event that any benefits payable to them pursuant to their employment agreements are subject to certain excise taxes imposed by the Internal Revenue Code.

Compensation Committee Interlocks and Insider Participation

     The Board of Directors of the Corporation did not maintain a Compensation Committee during 2002. Compensation issues were considered by the Bank's
Compensation Committee, which consisted of Alexander A. Bol, John J. Davis, Donald G. Kein, Norman F. Schroeder and William A. Thompson. Decisions of that committee were reviewed by the entire Board of Directors of the Corporation. During 2002, the following individuals served on the Corporation's Board for all or a portion of the year: Alexander A. Bol, Hugo Barth III, Robert L. Bischoff, Brenda Curtis, John J. Davis, Donald G. Kein, James J. Kennedy, Paul Lomakin, Jr., Eugene V. Malinowski, Herbert Schiller, Norman F. Schroeder and William A. Thompson. Of the persons named, only Mr. Davis and Mr. Bol have served as an officer and/or employee of the Corporation or the Bank. Mr. Davis participated in determinations regarding compensation of all employees other than himself. As of January 1, 2003, the Bank's Compensation Committee was restructured; that committee now consists of Hugo Barth III, Alexander A. Bol, Brenda Curtis and William A. Thompson.

     Directors Hugo Barth III, Robert L. Bischoff, Alexander A. Bol, Brenda Curtis, John J. Davis, Donald G. Kein, James J. Kennedy, Paul Lomakin, Jr., Eugene V. Malinowski, Herbert Schiller, Norman F. Schroeder and William A. Thompson and certain of the Corporation's officers and their associates are and have been customers of the Bank and have had transactions with the Bank in the ordinary course of business during 2002. All such transactions with these directors and officers of the Corporation and their associates were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time of such transactions for other persons and did not involve more than a normal risk of collectibility or present other unfavorable features.

     During 2002, a firm in which Director Norman F. Schroeder is a principal rendered building, construction and renovation services to the Bank in the normal course of business. The aggregate payments amounted to $791,991. Such firm has rendered and will continue to render services to the Bank in 2003. The cost of such services was reasonable and comparable to the cost of obtaining similar services in the market place.

     During 2002, a partnership of which Director Donald G. Kein was a partner rendered legal services to the Corporation and/or the Bank in the normal course of business. The aggregate fees amounted to $16,567. Such firm has rendered and will continue to render legal services to the Corporation and/or the Bank in 2003. The cost of such services was reasonable and comparable to the cost of obtaining similar services elsewhere in the market place.

     During 2002, a firm in which Chairman of the Board Alexander A. Bol is a principal rendered architectural services to the Bank in the normal course of business. The aggregate fees amounted to $13,480. Such firm has rendered and will continue to render services to the Bank in 2003. The cost of such services was reasonable and comparable to the cost of obtaining similar services in the market place.

     For information regarding a trust arrangement entered into with respect to Mr. Davis, see the "Board Report on Executive Compensation" below.

Board Report on Executive Compensation

     Pursuant to rules adopted by the SEC to enhance disclosure of corporate policies regarding executive compensation, the Corporation has set forth below a report of its Board regarding compensation policies as they affect Mr. Davis and the other executive officers of the Corporation.

Overview

     The Board of Directors views compensation of executive officers as having three distinct parts, a current compensation program, a set of standard benefits and a long-term benefit. The current compensation element focuses upon the executive officer's salary and is designed to provide appropriate reimbursement for services rendered. The Corporation's standard benefit package, consisting principally of the Pension Plan and health insurance, is supplemented in certain circumstances. The long-term benefit element has primarily been reflected in the grants of stock options to specific executive officers.

     The employment agreement entered into with John J. Davis has enabled the Board to tie annual compensation to Mr. Davis' and the Corporation's performance. Initially, the agreement provided for a base salary of $130,000 per annum. Base salary in subsequent years has been left to the discretion of the Board of Directors, subject to the restriction that base salary may not be reduced during the term of the agreement. In subsequent years, Mr. Davis' salary has been increased to $330,000 per year. Subject to contractual minimums in the case of those executives (such as Mr. Weagley, Mr. Bennetti, Mr. Arnold and Ms. Wunder) who have entered into employment agreements with the Corporation, the salary levels of the other executive officers are set annually by the Board of Directors, with a recommendation by Mr. Davis.

     The Board has concluded that it is important to provide Mr. Davis, Mr. Weagley, Mr. Bennetti, Mr. Arnold and Ms. Wunder and certain other executives with employment protections. Mr. Davis' employment agreement contains an "evergreen" clause which, in effect, assures him that he will receive three years notice of any decision to terminate his agreement. Mr. Weagley, Mr. Bennetti, Mr. Arnold and Ms. Wunder have contractual assurances that they will receive two years notice of any decision to terminate their employment agreements.

Specific Elements of Compensation

     The  Board  has   sought  to   structure   executive   compensation   as  a
"pay-for-performance" compensation policy. The elements of that policy are as follows:

          (a) Salary. While consolidation within the banking industry has created a substantial supply of qualified executives, the Board believes that it is important for the Bank to retain a competitive salary structure. The Board maintains salary guidelines for the Bank's officers. In accordance with those guidelines, Mr. Davis' current salary of $330,000 was increased to that level in January 2003.

          (b) Incentive Compensation. The AIP is designed to correlate compensation to performance in a manner designed to provide meaningful incentives for Bank officers in general. Under the terms of the AIP, Bank officers were eligible to receive incentive pay for performance in 2002. For Mr. Davis, performance goals relate solely to the performance of the Corporation. For all other participants, goals relate both to individual performance and the Corporation's performance.

          (c) Benefit Plans. In addition to benefits provided under the Pension Plan and under standard medical insurance plans, the Corporation furnishes the following plan benefits to executive officers:

               (i) 401(k). The Corporation has implemented a company-wide 401(k) plan designed to provide an overall benefit to all full-time employees who are at least 21 years old and have at least one year of service. Under this Plan, the Corporation matches 50% of employee contributions up to 6% of gross compensation. The match for Mr. Davis during 2002 was $9,000.

               (ii) SERPs. The Corporation has established two Supplemental Executive Retirement Plans ("SERPs") designed to provide benefits lost to senior management as a result of federal legislation reducing and/or limiting retirement benefits available from the Corporation's Pension Plan and 401(k) plan. Costs to the Corporation for the replacement benefits are similar to the reduction in qualified retirement plan costs which otherwise would be provided by those plans but for the federal legislation. To date, Mr. Davis is the only employee designated for participation in the SERPs. To set aside funds to help meet its obligations under the SERPs, the Bank established a trust as of July 1, 1997 (the "Trust"). The Bank may contribute funds to the Trust from time to time. The Trust funds, which are subject to the claims of the Bank's creditors in certain circumstances, will be held in the Trust until paid to plan participants and their beneficiaries in accordance with the terms of the SERPs.

               (iii) Split Dollar Life Insurance. The Board has implemented a split dollar life insurance program for Mr. Davis and other senior bank officers under the age of 60. This plan is designed to reduce the costs to the Corporation of providing death benefit coverage to such officers, while providing enhanced benefits at retirement (projected to be 3.5 times salary less $50,000 remaining in a group term plan) and reduced income taxes to the participants on the coverage provided. No modifications were made to these arrangements since July 30, 2002, the date on which the Sarbanes-Oxley Act of 2002 was adopted.

          (d) Stock Options. From time to time, the Board has granted stock options to Mr. Davis and other executive officers. Such options have been granted at an exercise price equal to the then current market price of the Common Stock. The value of such options thus correlates directly with the market performance of the Common Stock. Information regarding the Named Officers options is presented elsewhere herein.

          (e) Restricted Stock. The stock incentive plan adopted by the shareholders in 1999 authorized the grant of restricted stock awards. A restricted stock award typically enables a recipient to obtain the restricted shares, without payment of a cash exercise, upon the satisfaction of certain conditions. During 2002, the Board granted to Mr. Davis the right to receive 4,000 shares of restricted stock. Such restrictions have lapsed during 2003. In addition, the Corporation agreed to pay a cash gross-up amount (subsequently determined to be $88,825 for Mr. Davis) designed to offset the income tax effect of receiving these restricted shares and this cash amount.

     The Board believes that an appropriate compensation program can help in achieving shareholder performance goals if its program reflects an appropriate balance between providing rewards to key employees while at the same time effectively controlling cash compensation costs. The Board believes that its compensation program is consistent with, and should help to achieve, those objectives.

By:      The Board of Directors

Hugo Barth III
Robert L. Bischoff
Alexander A. Bol
Brenda Curtis
John J. Davis
James J. Kennedy
Donald G. Kein
Paul Lomakin, Jr.
Eugene V. Malinowski
Herbert Schiller
Norman F. Schroeder
William A. Thompson

Audit Committee Matters

     Audit Committee Charter. The Audit Committee performed its duties during 2002 under a written charter approved by the Board of Directors. The Audit Committee has reviewed the relevant requirements of the Sarbanes-Oxley Act, the proposed rules of the SEC and the proposed new listing standards of the Nasdaq Stock Market regarding audit committee policies. Although some of these rules and standards have not been finalized, the Board of Directors has adopted an amended charter to voluntarily implement certain of the proposed rules and standards. A copy of the Audit Committee Charter is attached hereto as Exhibit
A. The Board of Directors and the Audit Committee intend to further amend this charter, if necessary, as rules and standards are finalized by the SEC and the Nasdaq Stock Market to reflect changes in the proposals or additional requirements.

     Independence of Audit Committee Members. The Common Stock is listed on the Nasdaq National Market and the Corporation is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(14) of the National Association of Securities Dealers' Marketplace rules.

     Audit Committee Report. In connection with the preparation and filing of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002:

     (1) the Audit Committee reviewed and discussed the audited financial statements with the Corporation's management;

     (2) the Audit Committee discussed with the Corporation's independent auditors the matters required to be discussed by SAS 61;

     (3) the Audit Committee received and reviewed the written disclosures and the letter from the Corporation's independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Corporation's independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence; and

     (4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2002 Annual Report on Form 10-K.

By:      The Audit Committee of the Board of Directors

Robert L. Bischoff
James J. Kennedy
Eugene V. Malinowski
Herbert Schiller


Accounting Fees and Other Accounting Matters

     Audit Fees. The Corporation was billed $73,500 for the audit of the Corporation's annual financial statements for the year ended December 31, 2002 and for the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q filed during 2002.

     Financial Information Systems Design Implementation Fees. The Corporation did not incur any expenses for any professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) rendered by the Corporation's principal accountant during the year ended December 31, 2002.

     All Other Fees. The Corporation was billed $22,900 for all other fees rendered by the Corporation's principal accountant during the year ended December 31, 2002.

     Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Corporation's principal accountant.

     Of the time expended by the Corporation's principal accountant to audit the Corporation's financial statements for the year ended December 31, 2002, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons holding more than 10% of a registered class of the equity securities of the Corporation to file with the SEC and to provide the Corporation with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Corporation. As a result of the adoption of the Sarbanes-Oxley Act of 2002, the reporting obligations with respect to certain transactions were accelerated to 48 business hours after the transaction. Based solely upon a review of such reports furnished to the Corporation, the Corporation believes that all such Section 16(a) reporting requirements were timely fulfilled during the fiscal year ended December 31, 2002, except that director Paul Lomakin, Jr. executed two transactions regarding the sale of 800 shares and 200 shares on September 3, 2002 and reported such transactions on September 9, 2002.

Stockholder Return Comparison

     Set forth below is a line graph presentation comparing the cumulative stockholder return on the Corporation's Common Stock, on a dividend reinvested basis, against the cumulative total returns of the Standard & Poor's 500 Stock Index and the Media General Industry Group Index-Middle-Atlantic Banks for the period from January 1, 1998 through December 31, 2002.



                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                           AMONG CENTER BANCORP, INC.,
            S&P 500 INDEX AND THE MEDIA GENERAL INDUSTRY GROUP INDEX

                                              Measurement Period - Fiscal Year Ending December 31,

                                   1997          1998          1999           2000            2001           2002

Center Bancorp, Inc.              100.00        112.72        107.53         158.50          153.53         206.65

Media General Industry Group      100.00        110.07         87.10          98.57          101.65         97.21
Index - Regional Middle
Atlantic Banks

S&P 500 Index                     100.00        128.58        155.64         141.46          124.65         97.10


                    ASSUMES $100 INVESTED ON JANUARY 1, 1998
                           ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDED DECEMBER 31, 2002


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has appointed KPMG, LLP as their independent auditors to perform the function of independent public auditors for fiscal year 2003.

     Representatives of KPMG, LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions of shareholders. Such representatives will have an opportunity to make a statement at the Annual Meeting if they so desire.

                              SHAREHOLDER PROPOSALS

     SEC regulations permit shareholders to submit proposals for consideration at annual meetings of shareholders. Any such proposals for the Corporation's Annual Meeting of Shareholders to be held in 2004 must be submitted to the Corporation on or before November 15, 2003 and must comply with applicable regulations of the SEC in order to be included in proxy materials relating to that meeting. If a shareholder notifies the Corporation after January 29, 2004 of an intent to present a proposal at the Corporation's Annual Meeting of Shareholders to be held in 2004, the Corporation will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials.

                                  OTHER MATTERS

     The Board of Directors of the Corporation is not aware that any other matters are to be presented for action, but if any other matters properly come before the Annual Meeting, or any adjournments thereof, the holder of any proxy is authorized to vote thereon at his or her discretion.

     A copy of the Annual  Report of the  Corporation  and the Bank for the year
ended  December  31,  2002  is  being  mailed  to  shareholders   with,  and  is
incorporated by reference in, this proxy statement.

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 (EXCLUDING EXHIBITS) WILL BE FURNISHED, WHEN AVAILABLE, WITHOUT CHARGE TO ANY SHAREHOLDER MAKING A WRITTEN REQUEST FOR THE SAME TO ANTHONY C. WEAGLEY, VICE PRESIDENT AND TREASURER, CENTER BANCORP, INC., 2455 MORRIS AVENUE, UNION, NEW JERSEY 07083.

                                          By Order of the Board of Directors



                                          John J. Davis
                                          President and Chief Executive Officer

Dated:  March 14, 2003

                                     ANNEX A

                              AMENDED AND RESTATED
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                UNION CENTER NATIONAL BANK / CENTER BANCORP, INC.




Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Assume direct responsibility for the appointment, compensation and oversight of the work of the Company's independent auditors, including resolution of any disagreements that may arise between the Company's management and the Company's independent auditors regarding financial reporting.

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

o    Provide  an  avenue  of  communication  among  the  independent   auditors,
     management, the internal auditing department, and the Board of Directors.

o Encourage adherence to, and continued improvement of, the Company's accounting policies, procedures, and practices at all levels; review of potential significant financial risk to the Company; and monitor compliance with legal and regulatory requirements.

          The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company's expense, independent legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

          Audit Committee members shall meet the applicable independence requirements of the National Association of Securities Dealers (the "NASD"), the Securities and Exchange Commission (the "SEC") and the Sarbanes-Oxley Act of 2002 (the "Act"). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent (as defined by applicable rules of the NASD and the SEC) directors, free from any relationship that would interfere with the exercise of his or her independent judgment, and no Audit Committee member may, other than in the capacity of an Audit Committee or board member, accept any consulting, advisory, or other compensatory fee from the Company or its subsidiaries or be an affiliated person of the Company or its subsidiaries. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. It is the intention of the Board to assure that at least one member of the Audit Committee shall satisfy the requirements of a "financial expert" (as defined under the Act and pursuant to regulations of the SEC).

          Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

          The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors review procedures.

Audit Committee Responsibilities and Duties

Review Procedures
-----------------


          1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

          2. Require the independent auditors to advise the Audit Committee in advance in the event that the independent auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company's financial statements ("non-audit services").

          3. Review all non-audit services provided by the Company's auditors and obtain confirmations from time to time from the Company's outside auditing firm that such firm is not providing to the Company (i) any of the non-auditing services listed in Section 10A(g) of the Securities Exchange Act of 1934, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee.

          4. Approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934. Record in its minutes and report to the Board all approvals of audit services and non-audit services granted by the Audit Committee.

          5. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

          6. In consultation with the management, the independent auditors, and the internal auditor, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

          7. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items to be communicated by the independent auditors in accordance with SAS
               61. The Chair of the Committee may represent the entire audit committee for purposes of this review.

          8. Review the independence and performance of the independent auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant, it being understood that the independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall require the independent auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the independent auditors and the Company that may affect the objectivity and independence of the independent auditors. Such statement shall confirm that the independent auditors are not aware of any conflict of interest prohibited by Section 10A(i) of the Securities Exchange Act of 1934. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

          9. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and for the confidential anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

          10. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

          11. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management and internal audit, and the general audit approach.

          12. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

          13. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting and ensure the auditing firm reports to the Audit Committee under the requirements set forth in Section 204 of the Act.

          14.  Review  the   budget,   plan,   changes   in  plan,   activities,
               organizational structure and qualifications of the internal audit department, as needed.

          15. Review the appointment, performance, and replacement of the senior internal audit executive.

          16.  Review  significant   reports  prepared  by  the  internal  audit
               department together with management's response and follow-up to these reports.

          17. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

          18. Commencing on such date as Section 102(a) of the Act becomes effective, obtain confirmation from the independent auditors at the commencement of each audit that such firm is a "registered public accounting firm" as such term is defined under the Act.

          19. Require the independent auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the independent auditors and other material written communications between the independent auditors and the Company's management, including management's letters and schedules of unadjusted differences.

          20. Investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

Other Audit Committee Responsibilities
--------------------------------------

          21. Annually prepare a report to shareholders as required by the Securities and Exchange Commission, such report to be included in the Company's annual proxy statement.

          22. Perform any other activities consistent with this Charter, the Company's by-laws, the Company's certificate of incorporation and governing law, as the Committee or the Board deems necessary or appropriate.

          23. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                              CENTER BANCORP, INC.

                    Proxy For Annual Meeting of Shareholders

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of Center Bancorp, Inc., Union, New Jersey, do hereby constitute and appoint Donald Bennetti, John F. McGowan and Lori A. Wunder, or any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead to vote all of the common stock of said corporation standing in my name on its books on February 28 ,2003, at the annual meeting of shareholders to be held at the Suburban Golf Club, 1730 Morris Avenue, Union, New Jersey 07083 on April 15, 2003 at 10:00 o'clock a.m. or at any adjournments thereof, with all powers the undersigned would possess if personally present, as shown on the reverse side.

                               (See Reverse Side)

      Please date, sign and mail your proxy card back as soon as possible!

                 Annual Meeting of Shareholders - April 15, 2003

                              CENTER BANCORP, INC.

/ /  Please mark your
votes as in this
example.

This proxy is being solicited on behalf of the Board of Directors and may be revoked prior to its exercise.

                                      Grant Authority       Withhold Authority
                                       for all nominees     for all nominees
                                             / /                    / /

1.  Election of Directors for three year terms ending
in 2006             Nominees:
                  Hugo Barth, III
                  Alexander A. Bol
                  Eugene V. Malinowski
                  William A. Thompson

Instruction: to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

---------------------------------

2. Other Business - Whatever other business may be brought before the meeting or any adjournment thereof.

     If any other business is presented at said meeting, this proxy shall be voted in accordance with the recommendations of management. Unless otherwise specified, execution of this proxy will confer authority to the persons named herein as proxies to vote shares in favor of the Board's nominees for directors and in favor of the proposed amendment to the Corporation's Certificate of Incorporation. Important: To assure your representation at the meeting, please date, sign and mail this proxy promptly in the envelope provided. Note: When signed as attorney, executor, administrator, trustee or guardian, please give full titles. If more than one trustee, all should sign. All joint owners must sign.

Signature: ______________   Signature:___________________   Dated: ______, 2003